THIS  WARRANT  WAS  ORIGINALLY  ISSUED  ON  AUGUST  28, 2006, AND SUCH
     ISSUANCE WAS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAWS. NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY HAS RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO IT.

                          CHARYS HOLDING COMPANY, INC.

                             STOCK PURCHASE WARRANT
                             ----------------------

Date of Issuance: August 28, 2006            Certificate No. W-2006-1


     FOR VALUE RECEIVED, CHARYS HOLDING COMPANY, INC., a Delaware corporation (the "COMPANY"), hereby grants to NEW STREAM COMMERCIAL FINANCE, LLC, a Delaware limited liability company, or its registered successors and/or assigns (the "REGISTERED HOLDERS") the right to purchase from the Company 2,000,000 shares (the "WARRANT QUANTITY") of its Common Stock, at a price per share of four and 80/100 ($4.80) dollars (the "EXERCISE PRICE"). Certain capitalized terms used herein are defined in Section 1 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

     This  Warrant  is  subject  to  the  following  provisions:

  SECTION  1.     DEFINITIONS
                  -----------

     "ADDITIONAL SHARES OF COMMON STOCK" means all shares (including treasury shares) of Common Stock issued or sold (or deemed to be issued) by the Company after the date hereof, whether or not subsequently reacquired or retired by the Company, other than:

     (a)     shares  issued  on  the  exercise  of  this  Warrant;

     (b) such number of additional shares as may become issuable on the exercise of this Warrant by reason of adjustments required pursuant to the anti-dilution provisions applicable to this Warrant as in effect on the date hereof;

     (c) shares, warrants, options and other securities issued by the Company at any time to the Registered Holder or any affiliate thereof;

     (d)     in  connection  with  an  Approved  Share  Plan;  and

     (e) issued upon exercise of any Options or Convertible Securities that are outstanding on the date immediately preceding the date hereof.

     "APPROVED SHARE PLAN" means any employee benefit plan that has been approved by the Company's board of directors, pursuant to which the Company's equity securities may be issued to any employee, officer, consultant or director for services provided to the Company.

     "COMMISSION" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "COMMON STOCK" means the Company's common stock, par value $0.001 per share and any other stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

     "CONVERTIBLE SECURITIES" means any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

     "CURRENT MARKET PRICE" means, on any date specified herein, the average of the daily Market Price during the 10 consecutive trading days commencing 15 trading days before such date, except that, if on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Market Price on such date.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "FAIR VALUE" means, on any date specified herein (i) in the case of cash, the dollar amount thereof, (ii) in the case of a security, the Current Market Price, and (iii) in all other cases, the fair value thereof (as of a date which is within 20 days of the date as of which the determination is to be made) determined in good faith by the Company; provided that if the Registered Holders provide written notice to the Company that they do not agree with the Company's determination of Fair Value within a reasonable period of time after receipt of such valuation and the documentation on which it is based, such Fair Value shall be determined by an appraiser jointly selected by the Company and the Registered Holders or, if that selection cannot be made within 10 days, by an appraiser selected by the American Arbitration Association in accordance with its rules. The determination of such appraiser shall be final and binding on the Company and the Registered Holders, and the fees and expenses of such appraiser shall be paid by the Company.

     "MARKET PRICE" means as to any security the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the Fair Value thereof.

     "OPTIONS" means any rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

     "OTHER SECURITIES" means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

     "PERSON" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

     "REGISTRABLE SECURITIES" means (i) any of the shares of Common Stock issuable on the exercise of this Warrant and (ii) any shares of Common Stock issued or to be issued with respect to the Common Stock issuable on the exercise of this Warrant by way of a stock dividend or stock split. As to any particular Registrable Security, such security will cease to be a Registrable Security when it (A) has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such security, (B) has been transferred through a broker-dealer in an open market transaction pursuant to Rule 144 (or any similar provision then in force) or (C) is eligible for sale pursuant to Rule 144(k) (or any similar provision then in force).

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

SECTION  2.     EXERCISE  OF  WARRANT
                ---------------------

2A.     Exercise  Period.  A  Registered  Holder may exercise, in  whole  or  in
        ----------------
part (but not as to a fractional share of Common Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance until 5:00 p.m., Eastern Time, on August 28, 2011 (the "EXERCISE PERIOD").

2B.     Exercise Procedure.
        ------------------

     (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "EXERCISE TIME"):

          (a) a completed Exercise Agreement, as described in Section 2C below and in the form set forth in Exhibit I hereto, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "PURCHASER");

          (b)     this  Warrant;

          (c)     if  this  Warrant  is  not  registered  in  the  name  of  the
     Purchaser,  an  Assignment  or  Assignments  in  the  form  set  forth  in
     Exhibit  II  hereto  evidencing  the  assignment  of  this  Warrant  to the
     -----------
     Purchaser together with reasonably requested supporting documentation and/or information relating thereto, if theretofore requested, in which case the Registered Holder shall have complied with the provisions set forth in Section 7 hereof; and

          (d) either (1) a check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "AGGREGATE EXERCISE PRICE"), (2) if (A) the Commission does not declare effective a registration statement contemplated by Section 5B of this Warrant on or before the date that is 180 days after the date of this Warrant or (B) if the Company has not filed a registration statement with respect to the Registrable Securities on or before the date that is 90 days after the date of this Warrant and the Initiating Holder (as defined below) requests that the Company file a registration statement in accordance with Section 5A of this Warrant and the Commission does not declare that registration statement effective on or before a date that is 180 days after the date of such request (the circumstances described in subsections 2B(i)(d)(2)(A) and 2B(i)(d)(2)(B) of this Warrant being herein called "TRIGGERING EVENTS"), the surrender to the Company of debt or equity securities of the Company or any of its wholly-owned subsidiaries having a Market Price equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided that for purposes of this subsection, the Market Price of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) if a Triggering Event occurs, a written notice to the Company that the

     Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within 10 business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such 10 business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time, but if the Company shall have notified the Purchaser, in writing, that additional documentation and/or information is required to effect the exercise of this Warrant, for the purpose of Section 2B(i)(c), the "Exercise Time" shall be the time when the Company receives such documentation and/or information.

          (iv) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

          (vi) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of a Registered Holder hereof, be conditioned on the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          (ix) Upon any exercise of this Warrant, the Company may require customary investment representations from a Registered Holder and the Purchaser to assure that the issuance of the Common Stock hereunder shall not require registration or qualification under the Securities Act or any applicable state securities laws and such Registered Holder or the Purchaser, as the case may be, agrees promptly to provide such investment representations to the Company.

     2C.     Exercise  Agreement.  Upon  any  exercise  of  this  Warrant,  the
             -------------------
Exercise  Agreement  shall  be  substantially in the form set forth in Exhibit I
                                                                       ---------
hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

     2D.     Fractional  Shares.  If  a  fractional share of Common Stock would,
             ------------------
but for the provisions of paragraph 2A, be issuable on exercise of the rights represented by this Warrant, the Company shall, within 10 business days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Market Price of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

   SECTION  3.     ADJUSTMENT  OF  EXERCISE  PRICE  AND  NUMBER OF SHARES.  In
                   ------------------------------------------------------
order to prevent dilution of the rights granted under this Warrant, the Warrant Quantity shall be subject to adjustment from time to time as provided in this
Section  3.

     3A.     Adjustment of Number of Shares upon  Certain  Issuances. Subject to
             -------------------------------------------------------
the other provisions of this Section 3, in case the Company at any time or from time to time after the date hereof shall issue or sell Additional Shares of Common Stock (including Additional Shares of

Common Stock deemed to be issued pursuant to Section 3B) without consideration or for consideration per share less than the Current Market Price in effect immediately prior to such issue or sale, then, in each such case, the Warrant Quantity shall be increased, concurrently with such issue or sale, to an amount determined by multiplying such Warrant Quantity by a fraction:

          (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale, provided that,
                                                                  ---------
for the purposes of this Section 3A(i), (i) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to Section 3B, such Additional Shares shall be deemed to be outstanding, and (ii) treasury shares shall not be deemed to be outstanding, and

          (ii) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale and (y) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at such Current Market Price.

     3B.     Treatment  of  Options  and  Convertible  Securities. In  case  the
             ----------------------------------------------------
Company at any time or from time to time after the date hereof shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities of the Company entitled to receive, any
Options or Convertible Securities (whether or not the rights thereunder are immediately exercisable), then, and in each such case, the maximum number of Additional Shares of Common Stock (as set forth in the instrument relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided, that, such
                                                            --------
Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3D) of such shares would be less than the Current Market Price in effect on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in
                                     -------- --------
which  Additional  Shares  of  Common  Stock  are  deemed  to  be  issued:

          (i) whether or not the Additional Shares of Common Stock underlying such Options or Convertible Securities are deemed to be issued, no further adjustment of the Warrant Quantity shall be made upon the subsequent issue or sale of Convertible Securities or shares of Common Stock upon the exercise of such Options or the conversion or exchange of such Convertible Securities, except in the case of any such Options or Convertible Securities which contain provisions requiring an adjustment, subsequent to the date of the issue or sale thereof, of the number of Additional Shares of Common Stock issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities by reason of (x) a change of control of the Company, (y) the acquisition by any Person or group of Persons of any specified number or percentage of the voting securities of the Company or (z) any similar event or occurrence, each such case to be deemed hereunder to involve a separate issuance of Additional Shares of Common Stock, Options or Convertible Securities, as the case may be;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

          (iii) upon the expiration (or purchase by the Company and cancellation or retirement) of any such Options which shall not have been exercised or the expiration of any rights of conversion or exchange under any such Convertible Securities which (or purchase by the Company and cancellation or retirement of any such Convertible Securities the rights of conversion or exchange under which) shall not have been exercised, the Warrant Quantity computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

               (a) in the case of Options for Common Stock or Convertible Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration actually received by the Company upon such exercise, or for the issue or sale of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Company upon such conversion or exchange, and

               (b) in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue or sale, grant or assumption of such Options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was the consideration actually received by the Company for the issue, sale, grant or assumption of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Company (pursuant to Section 3D) upon the issue or sale of such Convertible Securities with respect to which such Options were actually exercised;

          (iv) no readjustment pursuant to subdivision (ii) or (iii) above shall have the effect of decreasing the Warrant Quantity by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

          (v) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Quantity shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (iii) above.

     3C.     Stock  Dividends, Splits, etc.   In case the Company at any time or
             ------------------------------
from time to time after the date hereof shall declare or pay any dividend on the Common Stock payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

     3D.     Computation of Consideration.   For the purposes of this Section 3,
             ----------------------------
the consideration for the issue or sale of any Additional Shares of Common Stock shall, irrespective of the accounting treatment of such consideration,

          (i) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensations paid or concessions or discounts allowed to underwriters, dealers or others performing similar services in connection with such issue or sale,

          (ii) insofar as it consists of property (including securities) other than cash, be computed at the Fair Value thereof at the time of such issue or sale, and

          (iii) in case Additional Shares of Common Stock are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, the portion of such consideration so received, computed as provided in clauses (i) and (ii) above, allocable to such Additional Shares of Common Stock, such allocation to be determined in the same manner that the Fair Value of property not consisting of cash or securities, is to be determined as provided in the definition of Fair Value herein;

          (iv) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3B, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing:

               (a) the total amount, if any, received and receivable by the Company as consideration for the issue, sale, grant or assumption of the Options or Convertible

     Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in this subsection (a), by

               (b) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities; and

          (v) Additional Shares of Common Stock deemed to have been issued pursuant to Section 3C, relating to stock dividends, stock splits, etc., shall be deemed to have been issued for no consideration.

     3E.     Adjustments  for Combinations, etc.  In case the outstanding shares
             ----------------------------------
of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Quantity in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

     3F.     Dilution in Case of Other Securities.  In case any Other Securities
             ------------------------------------
shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 1) or to subscription, purchase or other acquisition pursuant to any Options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 3, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 3 with respect to the Warrant Quantity shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the Registered Holders of this Warrant against the effect of such dilution.

     3G.     De  Minimis  Adjustments.  If  the  amount of any adjustment of the
             ------------------------
Warrant Quantity required pursuant to this Section 3 would be less than 0.5% of the Warrant Quantity in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate a change in the Warrant Quantity of at least 0.5% of such Warrant Quantity. All calculations under this Warrant shall be made to the nearest 1/10 of a share.

     3H.     Abandoned  Dividend  or  Distribution.  If the Company shall take a
             -------------------------------------
record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution (which results in an adjustment to the Warrant Quantity under the terms of this Warrant) and shall, thereafter, and before such dividend or distribution is paid or delivered to shareholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then any adjustment made to the Warrant Quantity by reason of the taking of such record shall be reversed, and any subsequent adjustments, based thereon, shall be recomputed.

     3I.     Reorganization,  Reclassification,  Consolidation, Merger or Sale .
             -----------------------------------------------------------------
Any recapitalization, reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Registered Holder's Warrant, such shares of stock, securities or assets as would have been issued or payable in such Organic Change (if the Registered Holder had exercised this Warrant immediately prior to such Organic Change) with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Registered Holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make provision (in form and substance commercially reasonably satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such Registered Holders' rights and interests to insure that the provisions of this Section 3 and Section 4 hereof shall thereafter apply to the Warrants. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance commercially reasonably satisfactory to the Registered Holders of Warrants representing a majority of the Common Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such Registered Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Registered Holder may be entitled to acquire.

     3J.     Certain  Events  .  If any event occurs of the type contemplated by
             ---------------
the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Warrant Quantity so as to protect the rights of the Registered Holders of the Warrants; provided that no such adjustment shall decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 3.

     3K.     Notices.
             -------

          (i) Immediately upon any adjustment of the Warrant Quantity, the Company shall give written notice thereof to the Registered Holders, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any pro rata subscription offer to holders of Common Stock or (B) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

     SECTION  4.     PURCHASE RIGHTS .If at any time the Company issues or sells
                     ---------------
any Options, Convertible Securities or rights to purchase stock, warrants or equity securities pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the Registered Holders of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Registered Holder could have acquired if such Registered Holder had held the number of shares of Common Stock acquirable on complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights; provided that such Registered Holder provides the Company with written notice of its election to acquire such Purchase Rights within 5 business days of receipt of notice thereof by the Company.

     SECTION  5.     REGISTRATION  RIGHTS
                     --------------------

     5A.     Required Registration.  If the Company has not filed a registration
             ---------------------
statement with respect to the Registrable Securities on or before the date that is 90 days after the date of this Warrant, at any time thereafter and after receipt of a written request from the Registered Holder (the "INITIATING HOLDER"), asking the Company to effect a registration (provided that the Company has previously not been required to effect a registration as provided below) of Registrable Securities owned by the Initiating Holders under the Securities Act and specifying the intended method or methods of disposition thereof and the number of Registrable Securities sought to be registered, the Company shall promptly notify all Registered Holders of Registrable Securities in writing of the receipt of such request and each Registered Holder may elect (by written notice sent to the Company within 10 Business Days from the date of such Registered Holder's receipt of the aforementioned Company's notice) to have its shares of Registrable Securities included in such registration thereof pursuant to this Section 5A, but the Company shall only be required to proceed with a registration pursuant to this Section 5A if the number of Registrable Securities that the Registered Holders and the Company shall have elected to include in such registration pursuant to this Section 5A have an aggregate Market Price in excess of $5,000,000, before deducting any underwriter commissions or discounts. Thereupon the Company shall, as expeditiously as possible, file a registration statement with respect to, and use its best efforts to effect the registration under the Securities Act of, all shares of Registrable Securities that the Company has been so asked by such Registered Holders, subject to the next paragraph, to register for sale, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered. Except as otherwise provided in Section 5D the Company shall bear all expenses of such registration.

          The Company shall not be required to effect more than one registration pursuant to this Section 5A; but the right of the Registered Holders under this
Section 5A to require the Company to effect a registration shall not be deemed to have been exercised if (x) a registration statement filed pursuant to this
Section 5A shall not have become effective under the Securities Act other than at the request of the Registered Holders or as a result of any action on the part of the Registered Holders or (y) if a registration statement pursuant to this Section 5A shall have become effective under the Securities Act and the underwriters, in the case of an underwritten offering, shall not purchase any Registrable Securities because of a failure of a condition contained in the underwriting agreement (other than a condition to be performed by the Registered Holders) relating to the offering covered by the registration statement or the sale of the Registrable Securities pursuant to the registration statement is not effected due to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court (other than a stop order, injunction, other order or requirement directly attributable to any action or inaction on the part of the Registered Holders).

          If a registration pursuant to this Section 5A is underwritten and the managing underwriter or underwriters advise the Company and the Initiating Holder in writing that, in their good faith opinion, the number of Registrable Securities requested to be included would adversely affect the marketing or price of the Registrable Securities to be sold, the Company will include in such registration pursuant to this Section 5A (i) first, the Registrable Securities requested to be included in such registration by the Initiating Holder, (ii) second, the Registrable Securities requested to be included in such registration by any other Registered Holders and (iii) third, any other securities that the Company desires to include. A registration shall not be considered to be a registration pursuant to this Section 5A, and the Company shall nevertheless pay the expenses of such registration, if (x) as a result of the foregoing allocation, the requesting Registered Holders are not able to register and sell in the registration at least 75% of the Registrable Securities sought to be included in the registration, as specified in the notices by which the demand was made or (y) the registration statement requested by the Initiating Holder does not become effective for any reason other than at the request of the Registered Holders.

          The Company will not be obligated to effect any registration pursuant to this Section 5A within 9 months after the effective date of any previous registration statement. In addition, the Company will not be obligated to effect any registration pursuant to this Section 5A if, at the time of such request, the filing of such registration statement would, as determined in good faith by a majority of the Company's board of directors, be materially detrimental to the Company or materially adversely affect a material Company financing project or a material proposed or pending acquisition, merger or other material corporate transaction to which the Company or any of its subsidiaries is or expects to be a party, but the Company may exercise such right to delay a request for registration not more than once for not more than 6 months in any 12-month period.

     5B.     Piggyback  Registration Rights.  Until such time as the Registrable
             ------------------------------
Securities may be sold in accordance with Rule 144(k) of the Commission under the Securities Act, if the

Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "DEMANDING SECURITY HOLDERS") a registration statement under the Securities Act on any form (other than a registration statement on Form S-4 or S-8 or any successor form or to the Company's employees pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to the Common Stock, it will give written notice to the Registered Holders at least 30 days before the initial filing with the Commission of the registration statement (or, in the case of a registration statement that has already been filed with the Commission but has not yet been declared effective, within 30 days before the filing of an amendment to the registration statement), which notice shall set forth the intended method of disposition of the securities that the Company proposes to register. The notice shall offer to include in such filing the aggregate number of Registrable Securities as the Registered Holder may request. Nothing in this
Section 5B shall preclude the Company from discontinuing the registration of its securities being effected on its behalf under this Section 5B at any time and for any reason before the effective date of the registration relating thereto; but, in that event, the Company shall notify the Registered Holders of such discontinuation of the registration.

          Each Registered Holder desiring to have Registrable Securities registered under this Section 5B shall advise the Company in writing within 20 days after the date of receipt of such offer from the Company, setting forth the amount of Registrable Securities for which registration is being requested. The Company shall thereupon include in such filing the number of shares of Registrable Securities for which registration is so requested, subject to the next sentence. If the managing underwriter or underwriters of the proposed public offering shall advise the Company in writing that, in their good faith opinion, the number of securities to be included in such registration would materially and adversely affect the marketing or price of such securities to be sold, the Company will allocate the securities to be included in such registration first, the securities to be included in such registration by the holder or holders initiating the registration and the Registrable Securities requested to be included in such registration by the Registered Holders and securities proposed to be sold by the Company for its own account or requested to be included in such registration by holders of securities other than the Registered Holders (pro rata based on the number of securities proposed to be sold by all Registered Holders and the Company). Except as otherwise provided in
Section  5D,  the  Company  shall  bear  all  expenses  of  such  registration.

          If any registration pursuant to this Section 5B is underwritten, the Company will select investment banker(s) and manager(s) and make other decisions regarding the underwriting arrangements for the offering.

          The Company has not entered into, and on or after the date of this Warrant, will not enter into, any agreement that is inconsistent with the rights granted to the Registered Holders in this Warrant or that otherwise conflicts with its provisions. The rights granted to the Registered Holders under this Warrant do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. Without limiting the generality of the foregoing, the Company shall not grant to any Person the right to request it to register any of its securities under the Securities

Act unless the rights so granted are not in conflict with or inconsistent with the provisions of this Warrant.

          Unless otherwise consented to in writing by the managing underwriter or underwriters, neither the Company nor any holder of Registrable Securities will effect any public sale or distribution of its Common Stock or its Convertible Securities during the 10 day period before, and during the 60 day period beginning on, the closing date of each underwritten offering by the Company made pursuant to a registration statement filed pursuant to this Section 5B or Section 5A (except as part of such underwritten registration) whether or not the holder participates in such registration; and, except as may be required under agreements that the Company enters into before the date hereof, the Company shall cause each holder of its privately placed Common Stock or Convertible Securities issued by it at any time on or after the date of this Warrant to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 or Rule 144A of the Commission under the Securities Act.

     5C.     Registration  Procedures.  If  the  Company  is  required  by  the
             ------------------------
provisions of this Section 5 to use its commercially reasonable efforts (best efforts if the registration is pursuant to Section 5A) to effect the registration of any of its Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (i) prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts (best efforts if the registration is pursuant to Section 5A) to cause the registration statement to become effective and remain effective until the earliest to occur of (1) the date on which all of the securities registered thereunder have been sold, (2) the expiration of the Exercise Period or (3) the date on which the Registered Holders may sell the Registrable Securities pursuant to Rule 144(k) of the Commission under the Securities Act (the "EFFECTIVENESS PERIOD");

          (ii) prepare and file with the Commission such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by the registration statement during the Effectiveness Period;

          (iii) furnish to such selling security holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;

          (iv) use its reasonable efforts to register or qualify the securities covered by the registration statement under such other securities or blue sky laws of such jurisdictions as each holder of such securities shall request (but, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process or to subject itself to taxation in any jurisdiction), and do such other reasonable acts and things as may be required of it to enable such security holder to consummate the disposition in such jurisdiction of the securities covered by the registration statement

          (v) use its reasonable efforts to cause the securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable such security holder to consummate the disposition of the securities covered by the registration statement;

          (vi) notify each security holder of any securities covered by the registration statement, promptly at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of a Discontinuation Event (as defined below) and each Registered Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event, such Registered Holder will forthwith discontinue disposition of such Registrable Securities under the applicable registration statement until such Registered Holder's receipt of the copies of the supplemented prospectus and/or amended registration statement or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement. For purposes of this Section 5C(vi), a "DISCONTINUATION EVENT" shall mean (1) when the Commission notifies the Company that there will be a "review" of such registration statement and whenever the Commission comments in writing on such registration statement and until the Company has addressed the comments in a supplemented prospectus and/or amended registration statement and/or supplementally; (2) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such registration statement or prospectus or for additional information and until the request has been responded to; (3) the issuance by the Commission of any stop order suspending the effectiveness of such registration statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (4) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening, in writing, of any proceeding for such purpose; and/or (5) the occurrence of any event or passage of time that makes the financial statements included in such registration statement ineligible for inclusion therein or any statement made in such registration statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such registration statement, prospectus or other documents so that, in the case of such registration statement or prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading;

          (vii) furnish, at the request of any selling security holder requesting registration of Registrable Securities pursuant to Section 5A, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) an opinion, dated such date, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, or if such Registrable Securities are not being sold through underwriters, then to any selling security holder making such request, reasonably satisfactory in form and substance to such underwriters and to such selling security holder and (2) a letter dated such date from the Company's independent certified public accountants, addressed to the underwriters, or if such Registrable Securities are not being sold through underwriters, then to the Company and, if feasible, to the selling security holder making such request substantially to the effect that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the Company's financial statements and other financial data included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than 5 business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as is customarily given in an underwritten public offering;

          (viii) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

          (ix) make available for inspection by any selling security holder, by any underwriter participating in any disposition to be effected pursuant to the registration statement and by any attorney, accountant or other agent retained by any such selling security holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by such selling security holder, underwriter, attorney, accountant or agent in connection with such registration statement; and

          (x) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

          It shall be a condition precedent to the Company's obligation to take any action pursuant to this Section 5 in respect of the securities that are to be registered at the request of any Registered Holder that such Registered Holder shall furnish to the Company such information regarding the securities held by such Registered Holder, the intended method of disposition thereof and any other information as the Company shall reasonably request and as shall be required in connection with the action taken by the Company. No Registered Holder may participate in any underwritten registration pursuant to this Warrant unless it (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled under this Warrant to approve such arrangements; (b) completes and executes all questionnaires, powers of attorney, lock-up agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and

(c) provides all such information reasonably requested by the Company in connection with such registration.

     5D.     Expenses.  All  expenses  incurred  in  complying  with  Section 5,
             --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD, printing expenses, fees and disbursements of counsel for the Company and its independent public accountants, including, without limitation, expenses of any special audits incident to or required by any such registration, fees and expenses incurred in connection with the listing of the securities on any securities exchange on which the Common Stock is then listed, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the Registrable Securities being registered), fees and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to subsection 5C(iv) and any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, shall be paid by the Company, except that the Company shall not be liable for any underwriting discounts or commissions or any transfer taxes.

     5E.     Indemnification and Contribution.  In the event of any registration
             --------------------------------
of  any Registrable Securities under the Securities Act pursuant to this Section
5,

          (i) the Company shall indemnify and hold harmless the holder of such Registrable Securities, such holder's directors and officers, each underwriter who participated in the offering of such Registrable Securities and each other Person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, such director or officer or underwriter or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer, underwriter or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer, underwriter or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; but the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based on (i) any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance on and in conformity with written information furnished to the Company by such holder, director, officer, underwriter or controlling Person, as the case may be, specifically for use therein or (ii) a failure by the indemnified party to deliver a copy of the registration statement or prospectus or an amendment or supplement thereto after the Company has furnished the indemnified party with a sufficient number of copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer, underwriter or controlling Person, and shall survive the transfer of such securities by such holder.

          (ii) Each holder of any Registrable Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, liabilities, joint or several, to which the Company, any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, liabilities (or actions in respect thereof) arise out of or are based on information in writing provided to the Company by such holder of such Registrable Securities contained, on the effective date thereof, in any registration statement under which securities were registered under the Securities Act at the request of such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; but such holder's indemnification obligations under this subsection 5E(ii) shall be limited to an amount equal to the net proceeds actually received by the holder from the sale of Registrable Securities covered by the applicable registration statement.

          (iii) If the indemnification provided for in this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 5 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 5E(iii) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (iv) If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against any holder or any Person controlling a holder in respect of which indemnity may be sought from the Company, such holder or controlling Person shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel satisfactory to a majority of the holders to be indemnified and the payment of all reasonable expenses in relation thereto. All such holders or such controlling Persons shall have the right to employ one counsel plus additional local counsel, if reasonably required, in any such action and to participate in the defense thereof unless, in the reasonable judgment of such holders or such controlling Persons, a conflict of interest exists and it is therefore advisable for such holders or controlling Persons to be jointly represented by separate counsel, and in that event the Company shall pay the reasonable fees and expenses of such separate counsel.
The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless each holder and any such controlling Person from and against any loss or liability by reason of such settlement or judgment.

          (v) Indemnification similar to that specified in subsections (i) and (ii) of this Section 5E shall be given by the Company and each holder (with such modifications as shall be appropriate) with respect to any required registration, or other qualification of the Registrable Securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

     5F.     Public  Availability  of Information.  From and after the date when
             ------------------------------------
any registration statement with respect to the Registrable Securities becomes effective and as long as required under the Exchange Act, the Company shall maintain the registration of its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act, or otherwise. From and after the date when any registration statement of the Registrable Securities becomes effective, the Company shall comply with the reporting requirements of Section 15(d) of the Exchange Act (whether or not it shall be required to do so pursuant to the provisions of said Section 15(d)) and shall comply with, all other public information reporting requirements required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities, presently existing or hereafter adopted, including Rules 144 and 144A thereunder.

     5G.     Supplying  Information.  The  Company  shall  cooperate  with  each
             ----------------------
holder of Registrable Securities in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Registrable Securities.

     SECTION  6.     NO  VOTING  RIGHTS; LIMITATIONS  OF LIABILITY. This Warrant
                     ---------------------------------------------
shall not entitle the holder hereof to any rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a stockholder of the Company.

     SECTION  7.     WARRANT  TRANSFERABLE .  Subject to the transfer conditions
                     ---------------------
referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) and any other documentation reasonably requested by the Company in connection therewith, at the principal office of the Company.

     SECTION  8.     WARRANT  EXCHANGEABLE  FOR  DIFFERENT  DENOMINATIONS.  This
                     ----------------------------------------------------
Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are also referred to herein as the"WARRANTS".

     SECTION  9.     REPLACEMENT.  Upon  receipt  of  evidence  reasonably
                     -----------
satisfactory to the Company of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     SECTION  10.     NOTICES.  Except  as  otherwise expressly provided herein,
                      -------
all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder).

     SECTION 11.     AMENDMENT AND WAIVER.  Except as otherwise provided herein,
                     --------------------
the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants.

     SECTION  12.     DESCRIPTIVE  HEADINGS;  GOVERNING  LAW.  The  descriptive
                      --------------------------------------
headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

                                   *  *  *  *  *

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the Date of Issuance hereof.



                                                  CHARYS HOLDING COMPANY, INC.


                                                  By:   ________________________

                                                  Name: ________________________

                                                  Title:________________________

                                                                       EXHIBIT I

                               EXERCISE AGREEMENT
                               ------------------

To:                                        Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor [in the amount of $_________ (in cash)] [by surrendering debt or equity securities of the Company or any of its wholly-owned Subsidiaries having a Market Price equal to _____________________][by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to _____________________ (and such withheld shares shall no longer be issuable under this Warrant)].

     The certificate(s) evidencing ____ shares of Common Stock is to be issued in the name of _____________________________________, whose address is
________________________________________________________________________________
and  whose  (SS#)(FEIN#)  is  ___________.

     [The number of shares of Common Stock to be issued does not include all shares of Common Stock purchasable as provided in the attached Warrant and, accordingly, a certificate evidencing a new Warrant for _________ shares of Common Stock is to be issued in the name of _____________________________________, whose address is
________________________________________________________________________________
and  whose  (SS#)(FEIN#)  is  ___________.]

-


                                        Signature___________________________

                                        By__________________________________

                                        Title_______________________________

                                        Address_____________________________
-

                                                                      EXHIBIT II

                                   ASSIGNMENT
                                   ----------

     FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the number of shares of the Common Stock covered thereby set forth below, unto:

Name(s) of Assignee(s)            Address(es)            No. of Shares
----------------------            -----------            -------------



                                               Signature________________________

                                               By       ________________________

                                               Title    ________________________

                                               Date     ________________________

                                               Witness  ________________________